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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               ------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of report:

                                 January 5, 2000


                        East/West Communications, Inc.
                        ------------------------------
                         (Exact Name of Registrant as
                            Specified in Charter)

                                   0-23127
                                   -------
                            (Commission File No.)

                                  13-3964837
                                  ----------
                                (IRS Employer
                             Identification No.)

                                   Delaware
                                   --------
                         (State or Other Jurisdiction
                              of Incorporation)


                              350 Stuyvesant Avenue
                               Rye, New York 10580
                              (Address of Principal
                               Executive Offices)

                                 (914) 921-6300
                                 --------------
                             (Registrant's telephone
                          number, including area code)


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ITEM 5.       OTHER EVENTS

SECURITIES PURCHASE

              On January 5, 2000, East/West Communications, Inc., a Delaware corporation ("East/West"), and certain affiliates of Weiss, Peck and Greer, L.L.C., a Delaware limited liability company (the "Purchasers"), entered into a Securities Purchase Agreement (the "Securities Purchase Agreement"), pursuant to which East/West issued to the Purchasers 100,000 shares of Class A Common Stock of East/West for the purchase price of $33.25 per share in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended. The transaction contemplated by the Securities Purchase Agreement was consummated on January 5, 2000.

VOTING AGREEMENT

              Concurrently with the execution of the Securities Purchase Agreement, the Purchasers executed a Voting Agreement (the "Voting Agreement"), dated as of January 5, 2000, pursuant to which the Purchasers have agreed to (i) to vote all the shares of common stock of East/West beneficially owned by such person in favor of adoption and approval of (a) an Agreement and Plan of Merger (the "Omnipoint Merger Agreement"), dated October 22, 1999, by and among East/West and Omnipoint Corporation, pursuant to which, among other things, East/West will merge with and into Omnipoint Corporation, which will be the surviving corporation (the "Omnipoint Merger"), (b) the Omnipoint Merger, and
(c) and any other matters necessary to consummate the Omnipoint Merger and (ii) for a time period between the execution of the Voting Agreement and the termination of the Omnipoint Merger Agreement, not to sell, transfer, pledge, encumber or dispose any shares of common stock of East/West beneficially owned by the Purchasers.

              The summary of the transactions described above are, in each case, qualified in their entirety by reference to the Securities Purchase Agreement and the Voting Agreement, copies of which are exhibits hereto or incorporated by reference.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
              INFORMATION AND EXHIBITS

(a) - (b) Not applicable.

(c)    Exhibits.

2.1 Securities Purchase Agreement, dated as of January 5, 2000, by and among East/West Communications, Inc. and the Purchasers.

9.1 Voting Agreement, dated as of January 5, 2000, by and among East/West Communications, Inc., Omnipoint Corporation, and the Purchasers.


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                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       East/West Communications, Inc.

By:    /s/    Victoria G. Kane
              ------------------------------
Name:         Victoria G. Kane
              ------------------------------
Title:        Chief Executive Officer
              ------------------------------

Date:  January 6, 2000


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                                  EXHIBIT INDEX

*      2.1    Securities Purchase Agreement, dated as of January 5, 2000, by and among East/West Communications, Inc. and the Purchasers.

*      9.1    Voting Agreement, dated as of January 5, 2000, by and among
              East/West Communications, Inc., Omnipoint Corporation, and the
              Purchasers.

*      Filed herewith.